CONSOLIDATED STATEMENT OF CASH FLOWS	9 Months Ended
Dec. 31, 2025 USD ($)
Cash Flows from Operating Activities:
Net loss	$ (15,671)
Adjustments to reconcile net loss to net cash used in operating activities:
Prepaid expenses	(11,784)
Due to holding company	27,454
Net cash used in operating activities	(1)
Cash Flows from Financing Activities:
Sale of common share	1
Net cash provided by financing activities	1
Net change in cash	0
Cash, beginning of the period	$ 0